SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 17, 2004

CORTEX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17951	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15241 Barranca Parkway Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 727-3157

N/A

(Former name or former address, if changed since last report.)

Item 5. – Other Events – Results of Cross National MCI Clinical Trial.

On February 17, 2004, Cortex Pharmaceuticals, Inc. (“Cortex”) announced that its AMPAKINE® CX516 failed to meet the primary endpoint in a cross national clinical study conducted in patients with mild cognitive impairment.

The press release describing the study and the results is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. – Exhibits

(c)	Exhibits.

Exhibit Number	Description
99.1	Press Release dated February 17, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTEX PHARMACEUTICALS, INC.

February 19, 2004	/s/ Maria S. Messinger
Maria S. Messinger
Vice President, Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated February 17, 2004.